Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9615%



        Excess Protection Level
          3 Month Average  5.40%
          May, 1998  4.77%
          April, 1998  5.74%
          March, 1998  5.70%


        Cash Yield                                  17.95%


        Investor Charge Offs                        5.01%


        Base Rate                                   8.16%


        Over 35 Day Delinquency                     5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $35,599,996,121.04


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,911,601,602.55